Accrued Expenses And Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other Current Liabilities [Abstract]
Accrued Expenses And Other Current Liabilities
5.	Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31,
	2010	2011
Other taxes payable	$1,429,821	$299,939
Accrued employee payroll and welfare	2,162,902	2,376,916
Professional services	629,545	1,517,589
Other payables	726,316	1,486,262

	$4,984,584	$5,680,706

Other taxes payable mainly consist of sales tax payable and individual income tax payable. The Group's PRC subsidiary and VIEs are subject to business tax at a rate of 5% on sales related to service rendered. The Group is also required to withhold PRC individual income tax on employees' payroll for remittance to the tax authorities.